UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The ODP Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
THE ODP CORPORATION 2021 Annual Meeting Vote by April 20, 2021 11:59 PM ET
THE ODP CORPORATION 6600 NORTH MILITARY TRAIL BOCA RATON, FL 33496

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You invested in THE ODP CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 21, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 7, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

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Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Elect ten (10) members of The ODP Corporation Board of Directors named in, and for the term, described in the Proxy Statement;

1a.	Quincy L. Allen	For

1b.	Kristin A. Campbell	For

1c.	Marcus B. Dunlop	For

1d.	Cynthia T. Jamison	For

1e.	Francesca Ruiz de Luzuriaga	For

1f.	Shashank Samant	For

1g.	Wendy L. Schoppert	For

1h.	Gerry P. Smith	For

1i.	David M. Szymanski	For

1j.	Joseph S. Vassalluzzo	For

2.	To ratify the appointment of Deloitte & Touche LLP as The ODP Corporation’s independent registered public accounting firm for fiscal year 2021;	For

3.	To approve The ODP Corporation 2021 Long-Term Incentive Plan; and	For

4.	To approve, in a non-binding, advisory vote, The ODP Corporation’s executive compensation.	For

Other Matters: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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